[State Street Research Letterhead]

                                                               June 27, 2003

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Dear Sir or Madam:

      On behalf of State Street Research Financial Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the year ended April 30, 2003.

                                   Sincerely,


                                   /s/ Edward T. Gallivan Jr.
                                   --------------------------------
                                   Edward T. Gallivan Jr.
                                   Assistant Treasurer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         FORM SE Dated June 27, 2003
                                       -------------

                                      Six months
N-SAR                                 ended 04/30/03           811-4911
--------------------------------     ----------------    ---------------------
Report, Schedule or Statement of     Period of Report    SEC File No. of Form,
Which the Documents Are a Part       (If Appropriate)    Schedule or Statement

State Street Research Financial Trust                    806390
--------------------------------------------------       ---------------------
(Exact Name of Registrant As Specified in Charter)       Registrant CIK Number


--------------------------------------------------------------------------------
Name of Person Other than the Registrant Filing the Form, Schedule or Statement


             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. Filings Made on Behalf of the Registrant: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on the 27th day of June, 2003.
               ------           -------------        ----        ----  ----

                                    State Street Research Financial Trust
                                    -------------------------------------
                                             (Name of Registrant)


                                By: /s/ Edward T. Gallivan, Jr.
                                    -------------------------------------
                                                 (Signature)


                                    Edward T. Gallivan, Jr.
                                    -------------------------------------
                                                 (Print Name)


                                    Assistant Treasurer
                                    -------------------------------------
                                                    (Title)


B. Filings Made by Persons Other Than the Registrant: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
    (Date)                                (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

SEC 2082 (12-89)

                      State Street Research Financial Trust
                      -------------------------------------
                              (Name of Registrant)

                                    Form SE

                          Exhibit Index for Form N-SAR

Item 77.           C. Matters submitted to a vote of security holders

                   I. Terms of new or amended securities

                   K. Changes in Registrant's certifying accountant

                   M. Mergers

                        ADDITIONAL ANSWERS TO FORM N-SAR
                                      for
                     STATE STREET RESEARCH FINANCIAL TRUST

Item 77: Attachments

SUB-ITEM 77C: Submission of matters to a vote of security holders

See "Report On Special Meeting of Shareholders" in the Report to Shareholders for the six months ended April 30, 2003, for the State Street Research International Equity Fund. (a series of the Registrant), which Reports on Special Meetings of Shareholders are incorporated by reference herein.

                        ADDITIONAL ANSWERS TO FORM N-SAR
                                      for
                     STATE STREET RESEARCH FINANCIAL TRUST

Item 77: Attachments

SUB-ITEM 77I: Terms of new or amended securities.

(a) Not applicable. No rights of the holders of any class of the registrant's securities have been materially modified.

(b) On April 3, 2003, State Street Research Government Income Fund (a series of the registrant) began offering Class R shares.

      Class R shares have no initial sales charge. Class R shares pay annual distribution and service fees of 0.50%.

SUB-ITEM 77K: Changes in Registrant's certifying accountant

June 27, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Mr. Edward T. Gallivan, Jr., Assistant Treasurer of the State Street Research Financial Trust (copy attached), which we understand will be filed with the Commission, pursuant to Item 77K of Form N-SAR, as part of the Trust's Form N-SAR report dated June 27, 2003. We agree with the statements concerning our Firm in such Form N-SAR.

Very truly yours,


PricewaterhouseCoopers LLP

                          [LOGO] State Street Research
                                 ---------------------
                                 & MANAGEMENT COMPANY

June 23, 2003

Mr. William Perkins, Partner
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Dear Mr. Perkins:

On April 25, 2003, PricewaterhouseCoopers LLP resigned as the independent accountants for the Financial Trust ("the Trust") effective immediately.

In accordance with the requirements of item 304 of Regulation S-K, please provide us with a letter from your firm addressed to the Securities and Exchange Commission stating your agreement with the following:

1. On April 25, 2003, PricewaterhouseCoopers LLP resigned as the Trust's independent accountants.

2. PricewaterhouseCoopers LLP's reports on the Trust's financial statements for the years ended October 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

3. During the Trust's years ended October 31, 2002 and 2001, and through April 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such years.

A copy of your letter will be filed with the Securities and Exchange Commission along with this letter as an exhibit to the Trust's next Form N-SAR (in accordance with Item 77K of Form N-SAR).

Sincerely,


/s/ Edward T. Gallivan, Jr.

Edward T. Gallivan, Jr.
Assistant Treasurer

                  One Financial Center o Boston, MA 02111-2690
                                  617-357-1200

Item 77: Attachments

SUB-ITEM 77M: Mergers

On May 2, 2003, the Quant Foreign Value Fund became the surviving entity when it acquired the assets and liabilities of the State Street Research International Equity Fund (the "Acquired Fund") in exchange for shares of each class of the Quant Foreign Value Fund.

See the Joint Proxy Statement/Prospectus for the Acquired Fund, which is incorporated by reference herein, and which includes further details on the acquisition.

Also, see the Business Structure section of the About the Fund page in the Semiannual Report to Shareholders for the period November 1, 2002 through April 30, 2003, for the State Street Research International Equity Fund, which is incorporated by reference herein.